Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

SECOND AMENDMENT TO AGREEMENT

This SECOND AMENDMENT TO SUPPLY AGREEMENT (this “Second Amendment”) is effective as of April 1, 2013(“Effective Date”) between Halliburton Energy Services, Inc., a Delaware corporation with its principal place of business at 10200 Bellaire Boulevard Houston, Texas, and its affiliates (“Halliburton”), and Hi-Crush Operating LLC, a Delaware limited liability company with its principal place of business at Three Riverway, Suite 1550, Houston, TX 77056 (“Supplier”).

RECITALS:

1.	Halliburton and its Affiliates carry on the business of the design, manufacture and supply of goods and services in the Oilfield Business as defined below; and

2.	Halliburton requires high quality sand for use as a proppant in providing certain of its hydraulic fracturing and oilfield services; and

3.	Supplier desires to sell such sand and is able to provide the proppant to Halliburton; and

4.	Supplier and Halliburton have previously entered into a Supply Agreement dated May, 24, 2011 with a First Amendment dated November 23, 2011, collectively (the “Agreement”) regarding the sale of sand by Supplier to Halliburton; and

5.	Hi-Crush Augusta LLC ( an Affiliate of Supplier) and Halliburton have entered into a separate and distinct agreement regarding the sale of sand from the Affiliate’s facility in Augusta, Wisconsin (the “Augusta Agreement”); and

6.	Halliburton and Supplier now desire to amend the Agreement to reflect their mutual desire to provide for the purchase of additional sand, and to adjust the pricing structure in accordance with the terms of this Second Amendment.

AGREEMENT

In consideration of the premises and the respective covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree to amend the Supply Agreement as follows:

1.	Definitions

1.1	Capitalized terms which are used but not defined in this Second Amendment to Agreement shall have the same meaning as ascribed thereto in the Supply Agreement. In addition to terms defined elsewhere in the Agreement or in this Second Amendment, the following terms shall have the following meanings unless the context otherwise requires:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

2.	Sections 2.1(b) and (c) of the Supply Agreement are replaced with the following:

2.1 (b)	Beginning on *** through *** (the “First Interim Period”) Supplier is obligated to sell and Halliburton is obligated to buy *** tons of Product consisting of *** tons of *** Premium Frac Sand per month, ***tons of *** Premium Frac Sand per month and *** tons of *** Premium Frac Sand per month (the “First Interim Minimum Supply”).

(c)	Beginning on *** through *** (the “Second Interim Period”) Supplier is obligated to sell and Halliburton is obligated to buy *** tons of Product consisting of *** tons of *** Premium Frac Sand per month, *** tons of *** Premium Frac Sand per month and *** tons of *** Premium Frac Sand per month (the “Second Interim Minimum Supply).

(d)	Beginning on *** through *** (the “Final Period”) Supplier is obligated to sell and Halliburton is obligated to buy, a minimum annual volume (“Final Minimum Supply”) *** tons of Product consisting of ***, *** and *** Premium Frac Sand. Provided, however, such Final Minimum Supply shall consist of no more than *** tons of *** Premium Frac Sand and *** tons of *** Premium Frac Sand. For any partial year, the Final Minimum Supply shall be prorated based upon a full year’s supply. For the sake of clarity, for any partial year during the Final Period of this Agreement, the Final Minimum Supply shall be allocated monthly according to the following formula: *** tons divided by twelve (*** tons/12).

(e)	Supplier shall be under no obligation to supply or sell Product in excess of the First Interim Minimum Supply, the Second Interim Minimum Supply or the Final Minimum Supply. In the event that Supplier fails to supply to Halliburton the First Interim Minimum Supply, the Second Interim Minimum Supply or the Final Minimum Supply during any Contract Year (a “Supply Shortfall”), Supplier shall have *** after the end of such Contract Year to, as the sole and exclusive remedy for such Supply Shortfall, to either: (i) tender the Supply Shortfall, including by supplying Product from one or more third parties in accordance with Section 2.12 hereof or (ii) pay to Halliburton within *** of the end of the Contract Year, as liquidated damages, an amount equal to amount of the Supply Shortfall (expressed in tons) multiplied by $***. It will be Supplier’s sole discretion as to which option is utilized; and

pg. 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(f)	The “Monthly Maximum Supply Availability” during the Term is set forth in the table below. Supplier will not be obligated to fulfill orders that exceed the Monthly Maximum Supply Availability for a specific calendar month. Additionally, no more than *** percent (***%) of the Monthly Maximum Supply Availability in any given calendar month shall be *** Premium Frac Sand.

Month	Maximum Supply
*** to ***	*** tons/month
*** to ***	*** tons/month
*** to end of Term	*** tons/month of *** and *** Premium Frac Sand. *** tons/month of *** Premium Frac Sand

3.	Sections 2.2, 2.3, 2.5, and 2.6 of the Agreement are replaced in their entirety with the following:

2.2	Supply Requirements; Price,Volume Discounts and Additional Volume.

(a)	During the First Interim Period and the Second Interim Period ***, pricing shall fixed at $***/short ton for contracted volumes of all Premium Frac Sand as well as any additional such material that becomes available for purchase by Halliburton. During the Final Term of the Supply Agreement, pricing will be fixed at $***/short ton for contracted volumes of all Premium Frac Sand as well as any additional such material that becomes available for purchase by Halliburton.

(b)	In the event that Halliburton shall fail to order Product sufficient to meet the First Interim Minimum Supply or the Second Interim Minimum Supply under this Agreement in any calendar month, or the Initial Minimum Supply for Augusta in any calendar month ***. Nothing contained in this section shall be deemed to relieve Halliburton of the “Makewhole” provisions set forth in Section 2.6 infra.

(c)

Supplier agrees that Halliburton shall be considered a preferred purchaser and, accordingly, prices paid by Halliburton during the Final Term of this Agreement shall be no greater than the lowest prices charged by Supplier for the same Product to any future purchasers in the oilfield services industry during any period covered by this Agreement. Notwithstanding the foregoing, this Section shall not apply to: (a) contracts paid in advance; or (b) contracts in place between Supplier and other

pg. 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

customers before the Effective Date of this Agreement; or (c) to any spot sales made by Supplier; or (d) for sales of any Product offered to but not taken by Halliburton; or (e) sales of Product from facilities owned by Supplier at locations other than 9000 State Highway 173, Tomah, Wisconsin 54660 (“Suppliers Facility”); or (f) Sales made for Product ordered with contemplated delivery during the First Interim Period or the Second Interim Period or forty-five (45) days thereafter.

(d)	Subject to the availability of excess Product as determined by Supplier after supplying all other customers at Suppliers Facility, Supplier may make available to Halliburton any additional volume, “Additional Volume” over the Monthly Maximum Supply Availability, on a right of first refusal basis. Supplier will provide its estimate of Additional Volume for delivery up to two months in advance of the actual availability and will use its best efforts to work with Halliburton regarding scheduling and delivery of such Additional Volumes.

2.3	Halliburton Minimum Purchase Requirement. During the Term, Halliburton shall be required to take and, in accordance with Section 3.1 hereof pay for a minimum aggregate of *** tons of Product during the First Interim Period, *** tons of Product during the Second Interim Period and *** tons of Product per Contract Year for the Final Period (the “Minimum Purchase Requirement”); provided, however, that if, due solely to Force Majeure or the unavailability of rail cars in the market, Halliburton is unable to take delivery of Products as contemplated hereunder for a period of time during a Contract Year, Halliburton shall not be deemed to be in breach of this Agreement as a result of such failure so long as Halliburton is using best efforts to obtain rail cars and minimize the period of time during which Halliburton is unable to take delivery of Products; provided, further, however, that nothing in this sentence shall be construed to relieve Halliburton of its obligations to make payments under this Agreement (including the obligation to make any Makewhole Payments as contemplated in Section 2.6 hereof).

2.5

During the First Interim Period, the Minimum Purchase Requirement shall be ordered by Halliburton in installments of not less than *** tons of Product per calendar month (the “First Interim Monthly Minimum Requirement”), and not more than the Monthly Maximum Available Supply Availablity. During the Second Interim Period, the Minimum Purchase Requirement shall be ordered by Halliburton in installments of not less than *** tons of Product per calendar month (the “Second Interim Monthly Minimum Requirement”), and not more than the Monthly Maximum Available Supply Availabilty. During the Final Period, the Minimum Purchase Requirement shall be ordered by Halliburton in installments of not less than *** tons of Product per calendar month (the “Final Monthly Minimum Requirement”), and not more than the Monthly Maximum Supply Availability. In the event that Halliburton fails to purchase *** tons of Product during any calendar month in the First Interim Period in which Supplier was ready, willing and able to deliver such amount, then the “Purchase Shortfall” shall be the amount by which *** exceeds the amount of Product actually purchased by Halliburton during such calendar month. In the event that Halliburton fails to purchase *** tons of Product during any calendar month in the Second Interim

pg. 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Period in which Supplier was ready, willing and able to deliver such amount, then the “Purchase Shortfall” shall be the amount by which *** exceeds the amount of Product actually purchased by Halliburton during such calendar month. In the event that Halliburton fails to purchase one twelfth (1/12) of the Minimum Purchase Requirement of Product from Supplier during any particular calendar month in the Final Period in which Supplier was ready, willing and able to deliver *** tons of Product, then the “Purchase Shortfall” shall be the amount by which one twelfth (1/12) of the Minimum Purchase Requirement exceeds the amount of the Product actually purchased by Halliburton during such calendar month until the minimum annual volume is met.

2.6	On written notice of such Purchase Shortfall to Halliburton by Supplier, Halliburton shall have *** after the month of the Purchase Shortfall to purchase tonnage of Product in excess of any Monthly Minimum Requirement as applicable (but subject to the Monthly Maximum Supply Availability) to make up for the Purchase Shortfall. If Halliburton fails to purchase the full amount of the Purchase Shortfall in such *** period, Halliburton shall be obligated to pay to Supplier an amount equal to the amount of the Purchase Shortfall not purchased by Halliburton in such *** period (expressed in tons) multiplied by $*** (the “Makewhole Payment”). The Makewhole Payment shall be paid within *** days of written demand by Supplier, by wire transfer of immediately available funds to the account designated in writing by Supplier. The aggregate Purchase Shortfall amount for a Contract Year shall not exceed the Minimum Purchase Requirement for such Contract Year, as applicable, less the amount of Product ordered and delivered to Halliburton. Halliburton reserves the right to resell goods purchased from Supplier if deemed necessary by Halliburton in order to satisfy the Minimum Purchase Requirement. Supplier shall not be obligated to deliver more than the Monthly Maximum Supply Availability on any given calendar month.

4.	Ratification. Except as expressly provided in this Second Amendment to Agreement, all those terms and provisions of the Supply Agreement and the First Amendment to Supply Agreement shall remain unchanged by reason of this Second Amendment to Supply Agreement. Except as provided herein, the Supply Agreement is hereby ratified, confirmed and continued in full force and effect as if set forth in full herein.

5.	Counterparts. This Second Amendment may be executed in Counterparts in which case all such counterparts taken together shall constitute the same instrument which is binding upon all parties hereto not withstanding that all parties are not signatories to the original or such Counterpart. Facsimiles and PDF/ Adobe Acrobat signatures shall be treated as originals.

Signature Page Follows

pg. 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

IN WITNESS WHEREOF, the parties have executed this Agreement.

HALLIBURTON: HALLIBURTON ENERGY SERVICES, INC.

By:	/s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer
Date: 5/13/13

HALLIBURTON: HALLIBURTON ENERGY SERVICES, INC.

By:	/s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer
Date: 5/13/13

SUPPLIER: HI-CRUSH OPERATING LLC

By:	/s/ James M. Whipkey
Name: James M. Whipkey
Title: Co-Chief Executive Officer
Date: 5/10/2013

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